[MFS Logo]                                          Semiannual Report
INVESTMENT MANAGMENT                                   April 30, 1997

-------------------------------------------------------------------------------
MFS(R) WORLD TOTAL RETURN FUND
-------------------------------------------------------------------------------

[graphic omitted]


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LEARNING FINANCIAL BASICS THE EASY WAY (see page 31)
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

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 3
Portfolio Manager's Profile ................................................ 4
Fund Facts ................................................................. 5
Performance Summary ........................................................ 5
Portfolio Concentration .................................................... 7
Portfolio of Investments ................................................... 8
Financial Statements .......................................................15
Notes to Financial Statements ..............................................23
The ABCs of Investing ......................................................31
The MFS Family of Funds(R) .................................................32
Trustees and Officers ......................................................33

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED APRIL 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.87%, CLASS B SHARES 4.50%, CLASS C SHARES 4.48%, AND CLASS I SHARES 4.96%.

   o THE EQUITY PORTION OF THE FUND HAS 50% OF ITS ASSETS IN FIVE ECONOMIC
     SECTORS: FINANCIAL SERVICES, UTILITIES, ENERGY, HEALTH CARE, AND CONSUMER STAPLES, ALL OF WHICH WE EXPECT TO EXPERIENCE GROWTH IN EARNINGS.

   o THE BOND PORTION OF THE PORTFOLIO REFLECTS A NEUTRAL WEIGHTING AMONG EUROPE, JAPAN, THE UNITED STATES, AND THE OTHER DOLLAR-BLOC COUNTRIES. U.S. INTEREST RATES APPEAR INCREASINGLY ATTRACTIVE FROM A GLOBAL PERSPECTIVE, AND WE ANTICIPATE INCREASING THE WEIGHTING IN THE UNITED STATES AND THE OTHER DOLLAR-BLOC COUNTRIES RELATIVE TO EUROPE.

   o SEVERAL POTENTIAL DEVELOPMENTS SUGGEST OPPORTUNITIES IN EUROPE, INCLUDING:
     THE RETURN OF THE SINGLE-CURRENCY THEME TO THE MARKET; THE LIKELIHOOD OF INTEREST- RATE CUTS IN ITALY, SPAIN, AND POSSIBLY SWEDEN; AND A MORE ATTRACTIVE U.K. MARKET FOLLOWING THE RECENT ELECTION AND MODERATE INTEREST-RATE HIKES.


LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

     A. Keith Brodkin

Dear Shareholders:
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. Some of that strength was seen in the first quarter, when the U.S. economy grew at an annualized rate of 5.6% (based on preliminary estimates), a pace that would be inflationary in the unlikely event that it were to continue. The ongoing tightness in the labor market could also add some inflationary pressures to the economy. At the same time, there is some reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have created extreme volatility in the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.

  Overseas, the overall economic environment has remained favorable for investing in equities. Global economic growth has remained moderate, with subdued inflation. While the United States has experienced rising interest rates over the past six months, continental Europe has seen improving economic conditions, falling inflation and interest rates, and weaker currencies. This has helped give Europe the best-performing equity markets. In Japan, meanwhile, interest rates have remained low, but a tepid economic recovery has left that market stalled. At the same time, a number of the emerging markets have become increasingly attractive, thanks in part to rapidly expanding economies and growth in earnings.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
Chairman and President

May 14, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Frederick J. Simmons]

     Frederick J. Simmons

Dear Shareholders:
For the six months ended April 30, 1997, Class A shares of the Fund provided a total return of 4.87%, Class B shares 4.50%, Class C shares 4.48%, and Class I shares 4.96%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to that of a benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index), which returned 3.08% for the same period. The MSCI World Index is a broad, unmanaged index of global equities, while the Morgan Index is an aggregate of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year. The Fund's returns also compare to a 6.25% return for the Lipper Global Flexible Fund Index as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

  In general, the equity portion of the Fund is managed on a "bottom-up" approach, as opposed to a "top-down" approach. In other words, investment decisions are based primarily on a thorough analysis of individual companies and, secondarily, on the macroeconomic analysis of different economies. We believe this approach serves the Fund well during periods of uncertainty, such as may lie ahead, when the possibility of higher interest rates has increased.

  During periods of rising stock prices, stocks often react very little when companies' earnings are less than expected. However, this has not been the case in the recent past. Rather, earnings disappointments have been greeted with savage selling. In this environment, we believe our emphasis on companies that appear more likely to keep growing during the uncertain period ahead should benefit the Fund. The equity portion of the Fund has 50% of its assets in five economic sectors: financial services, utilities, energy, health care, and consumer staples, all of which we expect to experience growth in earnings.

  Furthermore, within each sector, there is broad geographic diversification, with over 60% of equity assets overseas, representing 20 countries. For example, the health care sector includes companies from the United States, the United Kingdom, Switzerland, France, Sweden, and Japan. At the same time, we believe the dividend yields on many of the stocks in the portfolio should help buffer them from the vicissitudes of the market.

  The bond portion of the portfolio reflects a neutral weighting among Europe, Japan, the United States, and the other dollar-bloc countries. U.S. interest rates appear increasingly attractive from a global perspective. Hence, we anticipate increasing the weighting in the United States and the other dollar-bloc countries relative to Europe once the pickup in core European growth is confirmed and the U.S. market adjusts to the Federal Reserve Board's tighter policy. In the meantime, we are maintaining a defensive posture with respect to duration, or interest-rate sensitivity, in both the dollar bloc and Europe.

  The Fund remains overweighted in Australian bonds because we believe current yield spreads reflect undue fears of a rate hike. Within Europe, several potential developments suggest possible opportunities, such as: the return of the single-currency theme to the market, which would help potential entrants such as Ireland and Spain; the likelihood of interest-rate cuts in Italy, Spain, and possibly Sweden; and a more attractive U.K. market following the recent election and moderate interest-rate hikes. Despite extremely low absolute yields, the Japanese bond market should be well supported by accommodative monetary policy and domestic institutional flows. Although some of the forces pushing the dollar up are waning, capital inflows, attracted by relatively high U.S. interest rates and moderate growth, should continue to offer support for the dollar.

Respectfully,

/s/ Frederick J. Simmons
    Frederick J. Simmons

Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   FREDERICK J. SIMMONS HAS BEEN PORTFOLIO MANAGER OF MFS(R) WORLD TOTAL RETURN FUND SINCE 1991. MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1974, VICE PRESIDENT - INVESTMENTS IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM TUFTS UNIVERSITY AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.


FUND FACTS

STRATEGY:                          THE INVESTMENT OBJECTIVE OF THE FUND IS TO
                                   SEEK TOTAL RETURN BY INVESTING IN SECURITIES
                                   THAT WILL PROVIDE ABOVE-AVERAGE CURRENT
                                   INCOME AND OPPORTUNITIES FOR LONG-TERM
                                   GROWTH OF CAPITAL AND INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:             CLASS A:  SEPTEMBER 4, 1990
                                   CLASS B:  SEPTEMBER 7, 1993
                                   CLASS C:  JANUARY 3, 1994
                                   CLASS I:   JANUARY 2, 1997

SIZE:                            $240.2 MILLION NET ASSETS AS OF APRIL 30, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS World Total Return Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF APRIL 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months             1 Year            5 Years      Life of Fund*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +4.87%            +11.41%            +72.10%           +115.83%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --               +11.41%            +11.47%           + 12.25%
---------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                      --               + 6.08%            +10.39%           + 11.43%
---------------------------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months             1 Year            5 Years      Life of Fund*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +4.50%            +10.56%            +67.82%           +110.39%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --               +10.56%            +10.91%           + 11.82%
---------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                      --               + 6.56%            +10.64%           + 11.82%
---------------------------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, September 4, 1990, through April 30, 1997.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months             1 Year            5 Years      Life of Fund*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +4.48%            +10.65%            +68.28%           +111.01%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --               +10.65%            +10.97%           + 11.87%
---------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                      --               + 9.65%            +10.97%           + 11.87%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                              6 Months             1 Year            5 Years      Life of Fund*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +4.96%            +11.50%            +72.26%           +115.96%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --               +11.50%            +11.49%           + 12.26%
---------------------------------------------------------------------------------------------------------------------------------
SEC Results                                                      --               +11.50%            +11.49%           + 12.26%
---------------------------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, September 4, 1990, through April 30, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B share and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included in the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share SEC performance included in the Class I share SEC performance has been adjusted to reflect the fact that Class I shares have no initial sales charge. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1997

TOP 10 EQUITY HOLDINGS

POWERGEN PLC                                          Q.B.E. INSURANCE GROUP LTD.
British electric utility                              Australian commercial insurance company

PHILIP MORRIS COS., INC.                              AMERICAN EXPRESS CO.
Tobacco, food, and beverage conglomerate              U.S. financial services company

TYCO INTERNATIONAL LTD.                               BARNETT BANKS, INC.
Manufacturer of fire protection, packaging,           Southern U.S. bank holding company
and electronic equipment
                                                      SONY CORP.
GENERAL ELECTRIC CO.                                  Japanese electronics and entertainment
Diversified manufacturing and services                company
conglomerate
                                                      BRITISH PETROLEUM PLC
NOVARTIS AG                                           Oil exploration and production company
Swiss pharmaceutical company

LARGEST EQUITY SECTORS

          Miscellaneous                             41.6%
          Utilities & Communications                13.0%
          Financial Services                        15.5%
          Energy                                    11.1%
          Health Care                               10.3%
          Consumer Staples                           8.5%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - April 30, 1997

Stocks - 56.8%
------------------------------------------------------------------------------
Issuer                                               Shares             Value
------------------------------------------------------------------------------
Foreign Stocks - 34.9%
  Argentina - 0.1%
    Mirgor Sacifia, ADR (Auto Parts)##*               47,930      $    117,429
------------------------------------------------------------------------------
  Australia - 1.9%
    Australia & New Zealand Banking Group
      (Banks and Credit Companies)                   185,000      $  1,181,362
    Q.B.E. Insurance Group Ltd. (Insurance)          436,105         2,492,427
    Seven Network Ltd. (Entertainment)               252,000           948,626
                                                                  ------------
                                                                  $  4,622,415
------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)         49,500      $  1,905,750
    Westcoast Energy, Inc. (Utilities - Gas)          74,800         1,280,950
                                                                  ------------
                                                                  $  3,186,700
------------------------------------------------------------------------------
  Chile - 0.2%
    Enersis SA, ADR (Utilities - Electric)            13,600      $    428,400
------------------------------------------------------------------------------
  Finland - 0.9%
    Huhtamaki Oy Group (Conglomerate)                 38,000      $  1,648,900
    Oy Tamro AB (Pharmaceuticals)##                   68,000           418,719
                                                                  ------------
                                                                  $  2,067,619
------------------------------------------------------------------------------
  France - 3.2%
    Elf Aquitaine S.A. (Oils)                         15,800      $  1,533,534
    Pinault Printemps Redo (Retail)                    5,200         2,189,145
    Total SA, ADR (Oils)                              35,000         1,456,875
    TV Francaise (Entertainment)                      17,500         1,689,531
    Union des Assurances Federales S.A.
     (Insurance)                                       6,900           822,344
                                                                  ------------
                                                                  $  7,691,429
------------------------------------------------------------------------------
  Germany - 0.9%
    Adidas AG (Apparel and Shoes)                     13,500      $  1,408,526
    Henkel KGaA (Consumer Goods and Services)         15,000           815,029
                                                                  ------------
                                                                  $  2,223,555
------------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Telecommunication Organization S.A.
      (Telecommunications)                            33,300      $    757,176
------------------------------------------------------------------------------
  Hong Kong - 1.4%
    Asia Satellite Telecommunications Corp.
      (Telecommunications)*                           10,300      $    265,225
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)*                                     202,000           714,527
    Hong Kong Land Holdings Ltd. (Real Estate)       405,000           842,400
    Wharf Holdings Ltd. (Real Estate)                272,000         1,028,853
    Wing Hang Bank Ltd. (Banks and Credit
      Companies)                                     142,800           521,713
                                                                  ------------
                                                                  $  3,372,718
------------------------------------------------------------------------------
  Italy - 1.4%
    Gucci Group NV (Apparel and Textiles)             11,100      $    770,063
    INA (Instituto Nazionale delle Assicurazioni)
      (Insurance)                                    522,000           700,374
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                           475,000      $    878,910
    Telecom Italia S.p.A. (Utilities - Telephone)    475,000         1,024,700
                                                                  ------------
                                                                  $  3,374,047
------------------------------------------------------------------------------
  Japan - 5.7%
    Canon, Inc. (Office Equipment)                    75,000      $  1,778,259
    DDI Corp. (Telecommunications)                       139           923,017
    East Japan Railway Co. (Railroads)                   135           583,812
    Eisai Co., Ltd. (Pharmaceuticals)                 30,000           519,890
    Fuji Photo Film Co. (Photographic Products)       16,000           611,264
    Hirose Electric Co. (Electronics)                 20,000         1,093,344
    Kirin Beverage Corp. (Beverages)                 105,000         1,430,878
    Osaka Sanso Kogyo Ltd. (Chemicals)               146,000           385,270
    Rohm Co. (Electronics)                            12,000           930,130
    Sony Corp. (Electronics)                          32,000         2,329,106
    Takeda Chemical Industries (Pharmaceuticals)      68,000         1,569,437
    Toyota Motor Corp. (Automotive)                   35,000         1,014,573
    Ushio, Inc. (Electronics)                         51,000           598,582
                                                                  ------------
                                                                  $ 13,767,562
------------------------------------------------------------------------------
  Netherlands - 2.2%
    Akzo Nobel (Chemicals)                             9,600      $  1,237,851
    IHC Caland NV (Transportation)                    25,000         1,235,487
    Koninklijke Ahold NV, ADR (Stores)                13,747           946,825
    Royal Dutch Petroleum Co., ADR (Oils)              6,300         1,135,575
    Wolters Kluwer (Publishing)*                       5,701           676,236
                                                                  ------------
                                                                  $  5,231,974
------------------------------------------------------------------------------
  New Zealand - 0.1%
    Sky City Ltd. (Entertainment)                     73,400      $    329,375
------------------------------------------------------------------------------
  Peru - 0.2%
    Telefonica del Peru SA, ADR (Utilities -
      Telephone)                                      24,800      $    595,200
------------------------------------------------------------------------------
  Singapore - 0.5%
    Mandarin Oriental International, Ltd.
      (Restaurants and Lodgings)*                    214,000      $    248,240
    Singapore Press Holdings Ltd. (Publishing)        47,000           870,370
                                                                  ------------
                                                                  $  1,118,610
------------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Electric Power Corp. (Utilities - Electric) 17,000      $    508,090
------------------------------------------------------------------------------
  Spain - 1.8%
    Acerinox S.A. (Iron and Steel)                     5,700      $    834,375
    Catalana Occidente (Insurance)*+                   4,300           226,316
    Iberdrola SA (Utilities - Electric)              162,000         1,831,826
    Repsol S.A. (Oils)                                35,000         1,470,326
                                                                  ------------
                                                                  $  4,362,843
------------------------------------------------------------------------------
  Sweden - 1.9%
    Astra AB, Free Shares, "B" ADR
      (Pharmaceuticals)                               55,500      $  2,203,729
    Ericsson (L.M.) Telephone Co.
      (Telecommunications)                            40,000         1,345,000
    Hennes & Mauritz, "B" Free Shares (Retail)         6,900           998,279
                                                                  ------------
                                                                  $  4,547,008
------------------------------------------------------------------------------
  Switzerland - 1.5%
    Ciba Specialty AG (Chemicals)*                    12,000      $  1,034,272
    Novartis AG (Pharmaceuticals)                      1,900         2,504,106
                                                                  ------------
                                                                  $  3,538,378
------------------------------------------------------------------------------
  United Kingdom - 9.2%
    ASDA Group PLC (Retail)                          920,000      $  1,717,134
    Avis Europe PLC (Auto Rental)##*                 376,300           824,492
    Booker PLC (Food - Wholesale)*                   112,400           569,167
    British Aerospace PLC (Aerospace)*                75,300         1,602,198
    British Petroleum PLC, ADR (Oils)                 16,840         2,317,605
    Carlton Communicatons PLC (Broadcasting)          80,000           656,990
    Compass Group PLC (Food - Catering)##            123,000         1,349,492
    Grand Metropolitan PLC (Food and Beverage
      Products)*                                      94,000           785,694
    Jarvis Hotels PLC (Resturants and Lodgings)*     390,200           981,606
    Kwik-Fit Holdings PLC (Automotive)               286,700         1,121,407
    Lloyds TSB Group PLC (Banks and Credit
      Companies)*                                    240,000         2,192,997
    PowerGen PLC (Utilities - Electric)*             335,000         3,512,334
    Reuters Holdings, PLC, ADR (Printing and
      Publishing)                                     16,000           986,000
    Storehouse PLC (Retail)                          412,358         1,479,058
    Tomkins PLC (Diversified Operations)*            463,333         2,000,292
                                                                  ------------
                                                                  $ 22,096,466
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 83,936,994
------------------------------------------------------------------------------
U.S. Stocks - 21.9%
  Aerospace - 0.9%
    General Dynamics Corp.                            19,000      $  1,353,750
    Lockheed-Martin Corp.                             10,008           895,716
                                                                  ------------
                                                                  $  2,249,466
------------------------------------------------------------------------------
  Banks and Credit Companies - 1.7%
    Barnett Banks, Inc.                               48,600      $  2,375,325
    Norwest Corp.                                     34,500         1,720,688
                                                                  ------------
                                                                  $  4,096,013
------------------------------------------------------------------------------
  Business Machines - 0.7%
    Digital Equipment Corp.*                          16,000      $    478,000
    International Business Machines Corp.              6,600         1,060,950
                                                                  ------------
                                                                  $  1,538,950
------------------------------------------------------------------------------
  Chemicals - 0.6%
    Air Products & Chemicals, Inc.                    10,000      $    717,500
    Praxair, Inc.                                     15,000           774,375
                                                                  ------------
                                                                  $  1,491,875
------------------------------------------------------------------------------
  Construction Services - 0.2%
    Martin Marietta Materials, Inc.                   20,346      $    554,429
------------------------------------------------------------------------------
  Consumer Goods and Services - 2.6%
    Hertz, Corp.*                                      1,900      $     55,100
    Philip Morris Cos., Inc.                          81,900         3,224,812
    Tyco International Ltd.                           47,500         2,897,500
                                                                  ------------
                                                                  $  6,177,412
------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    General Electric Co.                              25,600      $  2,838,400
------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    American Express Co.                              37,600      $  2,476,900
    Federal Home Loan Mortgage Corp.                  36,800         1,173,000
                                                                  ------------
                                                                  $  3,649,900
------------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    McCormick & Co., Inc.                             33,000      $    779,625
------------------------------------------------------------------------------
  Insurance - 1.9%
    Allstate Corp.                                    26,200      $  1,716,100
    CIGNA Corp.                                       14,700         2,210,512
    Reliastar Financial Corp.                         11,500           695,750
                                                                  ------------
                                                                  $  4,622,362
------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co., Inc.                                 34,500      $  1,587,000
------------------------------------------------------------------------------
  Medical and Health Products - 3.0%
    Bristol-Myers Squibb Co.                          20,400      $  1,336,200
    Lilly (Eli) & Co.                                 14,988         1,317,071
    Rhone-Poulenc Rorer, Inc.                         19,900         1,435,287
    Schering Plough Corp.                             24,000         1,920,000
    Warner-Lambert Co.                                12,800         1,254,400
                                                                  ------------
                                                                  $  7,262,958
------------------------------------------------------------------------------
  Oils - 2.3%
    Exxon Corp.                                       34,000      $  1,925,250
    Mobil Corp.                                       13,700         1,781,000
    USX-Marathon Group                                66,000         1,823,250
                                                                  ------------
                                                                  $  5,529,500
------------------------------------------------------------------------------
  Photographic Products - 0.7%
    Eastman Kodak Co.                                 19,400      $  1,619,900
------------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Gannett Co., Inc.                                 23,000      $  2,006,750
------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    Portland General Corp.                            35,000      $  1,277,500
------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    Coastal Corp.                                     37,000      $  1,757,500
    Sierra Pacific Resources                          52,000         1,475,500
                                                                  ------------
                                                                  $  3,233,000
------------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    Sprint Corp.                                      45,800      $  2,009,475
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 52,524,515
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $101,209,137)                      $136,461,509
------------------------------------------------------------------------------
Bonds - 27.4%
------------------------------------------------------------------------------
                                              Principal Amount
                                                 (000 Omitted)
------------------------------------------------------------------------------
Foreign Bonds - 20.4%
  Australia - 2.4%
    Commonwealth of Australia, 8.75s, 2001    AUD      4,815      $  3,958,861
    Commonwealth of Australia, 10s, 2002               2,175         1,886,630
                                                                  ------------
                                                                  $  5,845,491
------------------------------------------------------------------------------
  Canada - 1.2%
    Government of Canada, 8.75s, 2005         CAD      3,540      $  2,896,894
------------------------------------------------------------------------------
  Denmark - 1.7%
    Kingdom of Denmark, 6s, 1999              DKK      6,414      $  1,007,824
    Kingdom of Denmark, 8s, 2001                       5,960         1,002,513
    Kingdom of Denmark, 7s, 2007                       6,513         1,007,961
    Nykredit Bank, 8s, 2026                            6,458           998,175
                                                                  ------------
                                                                  $  4,016,473
------------------------------------------------------------------------------
  Greece - 1.2%
    Hellenic Republic, 12.6s, 2003            GRD    362,500      $  1,384,535
    Hellenic Republic, 13.4s, 2003                    90,000           344,894
    Hellenic Republic, 14.8s, 2003                   280,000         1,070,453
                                                                  ------------
                                                                  $  2,799,882
------------------------------------------------------------------------------
  Ireland - 2.9%
    Republic of Ireland, 6.25s, 1999           IEP     1,000      $  1,503,242
    Republic of Ireland, 8s, 2000                        560           889,632
    Republic of Ireland, 6.5s, 2001                    3,090         4,702,879
                                                                  ------------
                                                                  $  7,095,753
------------------------------------------------------------------------------
  Italy - 3.8%
    Republic of Italy, 9.5s, 1999              ITL 7,510,000      $  4,582,834
    Republic of Italy, 9.5s, 2001                  7,265,000         4,585,806
                                                                  ------------
                                                                  $  9,168,640
------------------------------------------------------------------------------
  New Zealand - 0.8%
    Government of New Zealand, 8s, 2001        NZD     1,610      $  1,127,747
    Government of New Zealand, 8s, 2006                1,070           746,162
                                                                  ------------
                                                                  $  1,873,909
------------------------------------------------------------------------------
  Spain - 3.1%
    Kingdom of Spain, 6.75s, 2000              ESP   283,710      $  2,003,002
    Kingdom of Spain, 8.4s, 2001                     166,090         1,239,756
    Kingdom of Spain, 10.5s, 2003                    155,110         1,289,288
    Kingdom of Spain, 7.35s, 2007                    397,330         2,823,134
                                                                  ------------
                                                                  $  7,355,180
------------------------------------------------------------------------------
  Sweden - 0.6%
    Kingdom of Sweden, 10.25s, 2000            SEK    10,600      $  1,523,049
------------------------------------------------------------------------------
  United Kingdom - 2.7%
    United Kingdom Treasury, 9.75s, 2002       GBP       600      $  1,079,397
    United Kingdom Treasury, 9.5s, 2004                3,000         5,460,887
                                                                  ------------
                                                                  $  6,540,284
------------------------------------------------------------------------------
Total Foreign Bonds                                               $ 49,115,555
------------------------------------------------------------------------------
U.S. Government Agencies - 4.1%
  Federal National Mortgage Association
     TBA 15, 7s, 2012                               $  9,500      $  9,410,890
  Federal National Mortgage Association, 8s, 2026        305           309,114
------------------------------------------------------------------------------
Total U.S. Government Agencies                                    $  9,720,004
------------------------------------------------------------------------------
U.S. Government Guaranteed - 2.9%
  U.S. Treasury Stripped Principal Payments,
    0s, 2015                                        $ 10,250      $  2,946,875
  U.S. Treasury Notes, 5.875s, 1998                    4,100         4,082,698
------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $  7,029,573
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $69,704,736)                        $ 65,865,132
------------------------------------------------------------------------------
Short-Term Obligations - 15.0%
------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 6/04/97             $  1,865      $  1,855,400
  Federal Home Loan Bank, due 5/01/97 - 6/02/97       14,505        14,476,769
  Federal Home Loan Mortgage Corp.,
    due 5/16/97 - 5/27/97                              6,400         6,382,503
  Federal National Mortgage Assn.,
    due 5/21/97 - 6/12/97                              5,120         5,096,914
  Heinz (H.J.) Co., due 5/13/97                        4,500         4,491,780
  Tennessee Valley Authority,
    due 6/09/97 - 6/17/97                              3,850         3,826,562
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 36,129,928
------------------------------------------------------------------------------
Call Options Purchased - 0.1%
------------------------------------------------------------------------------
                                           Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)             Value
------------------------------------------------------------------------------
  British Pounds/May/1.621                     GPB     5,738      $     43,692
  Canadian Dollars/June/1.365                  CAD    10,304             3,102
  Deutsche Marks/British Pounds/July/2.7   DEM/GBP     8,344            23,730
  Japanese Government Bonds
    May/105.401                                JPY   197,000            16,548
    June/113.741                                     670,000             4,690
    June/117.226                                     772,000            38,600
    June/117.622                                     802,000             5,614
    July/114.635                                     601,000            15,626
------------------------------------------------------------------------------
Total Call Options Purchased
   (Premiums Paid, $436,855)                                      $    151,602
------------------------------------------------------------------------------
Total Investments (Identified Cost, $205,480,656)                 $238,608,171
------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------
  British Pounds/July/1.65                     GBP     5,840      $    (43,639)
  Japanese Government Bonds
    June/117.226                               JPY   772,000           (38,600)
    July/114.635                                     601,000           (72,120)
------------------------------------------------------------------------------
Total Put Options Written (Premiums Received,
  $120,494)                                                       $   (154,359)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.7%                                1,794,468
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $240,248,280
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD     =  Australian Dollars               IEP   =  Irish Punts
DEM     =  Deutsche Marks                   ITL   =  Italian Lire
DKK     =  Danish Kroner                    JPY   =  Japanese Yen
ESP     =  Spanish Pesetas                  NZD   =  New Zealand Dollars
GBP     =  British Pounds                   SEK   =  Swedish Kroner

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
April 30, 1997
------------------------------------------------------------------------------

Assets:
  Investments, at value (identified cost, $205,480,656)                       $238,608,171
  Cash                                                                              45,431
  Net receivable for forward foreign currency exchange contracts sold            1,582,468
  Receivable for Fund shares sold                                                  417,262
  Receivable for investments sold                                               10,538,406
  Interest and dividends receivable                                              1,818,710
  Other assets                                                                       2,030
                                                                              ------------
    Total assets                                                              $253,012,478
                                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                                          $    275,662
  Payable for investments purchased                                              9,973,886
  Net payable for forward foreign currency exchange contracts purchased          1,363,778
  Net payable for master netting agreements and closed forward foreign
    currency exchange contracts                                                    735,824
  Written options outstanding, at value (premiums received, $120,494)              154,359
  Payable to affiliates -
    Management fee                                                                   7,181
    Shareholder servicing agent fee                                                    853
    Distribution fee                                                                68,540
    Administrative fee                                                                  98
  Accrued expenses and other liabilities                                           184,017
                                                                              ------------
      Total liabilities                                                       $ 12,764,198
                                                                              ------------
Net assets                                                                    $240,248,280
                                                                              ============
Net assets consist of:
  Paid-in capital                                                             $200,708,391
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                       32,501,884
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                                4,701,373
  Accumulated undistributed net investment income                                2,336,632
                                                                              ------------
      Total                                                                   $240,248,280
                                                                              ============
Shares of beneficial interest outstanding                                      18,971,985
                                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $138,493,202 / 10,930,827 shares of beneficial
    interest outstanding)                                                        $12.67
                                                                                 ======
  Offering price per share (100 / 95.25 of net asset value per share)            $13.30
                                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $82,235,258 / 6,498,856 shares of beneficial interest
    outstanding)                                                                 $12.65
                                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $17,727,033 / 1,400,916 shares of beneficial interest
    outstanding)                                                                 $12.65
                                                                                 ======
Class I shares:
  Net asset value per share
    (net assets of $1,792,787 / 141,386 shares of beneficial interest
    outstanding)                                                                 $12.68
                                                                                 ======
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A,
Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended April 30, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $  3,014,989
    Dividends                                                        1,661,833
    Foreign taxes withheld                                            (284,638)
                                                                  ------------
      Total investment income                                     $  4,392,184
                                                                  ------------
  Expenses -
    Management fee                                                $    960,434
    Trustees' compensation                                              21,599
    Shareholder servicing agent fee                                     99,769
    Shareholder servicing agent fee (Class A)                           33,618
    Shareholder servicing agent fee (Class B)                           27,467
    Shareholder servicing agent fee (Class C)                            3,778
    Distribution and service fee (Class A)                             234,803
    Distribution and service fee (Class B)                             384,080
    Distribution and service fee (Class C)                              80,792
    Administrative fee                                                   5,990
    Custodian fee                                                      103,224
    Printing                                                            47,573
    Postage                                                             22,012
    Auditing fees                                                       18,360
    Legal fees                                                           2,361
    Miscellaneous                                                      101,751
                                                                  ------------
      Total expenses                                              $  2,147,611
    Fees paid indirectly                                                (4,854)
                                                                  ------------
      Net expenses                                                $  2,142,757
                                                                  ------------
        Net investment income                                     $  2,249,427
                                                                  ------------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $  7,575,664
    Written option transactions                                       (204,204)
    Foreign currency transactions                                   (2,642,613)
                                                                  ------------
      Net realized gain on investments and foreign
       currency transactions                                      $  4,728,847
                                                                  ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  2,971,987
    Written options                                                   (134,050)
    Translation of assets and liabilities in foreign
      currencies                                                       408,972
                                                                  ------------
      Net unrealized gain on investments and foreign
       currency translation                                       $  3,246,909
                                                                  ------------
        Net realized and unrealized gain on investments
         and foreign currency                                     $  7,975,756
                                                                  ------------
          Increase in net assets from operations                  $ 10,225,183
                                                                  ============

See notes to financial statements

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                           Six Months Ended
                                                             April 30, 1997           Year Ended
                                                                (Unaudited)     October 31, 1996
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   2,249,427        $   4,979,811
  Net realized gain on investments and foreign currency
    transactions                                                  4,728,847           10,409,811
  Net unrealized gain on investments and foreign
    currency translation                                          3,246,909           13,407,417
                                                              -------------        -------------
      Increase in net assets from operations                  $  10,225,183        $  28,797,039
                                                              -------------        -------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $    (744,505)       $  (6,143,145)
  From net investment income (Class B)                             (155,986)          (2,682,617)
  From net investment income (Class C)                              (40,196)            (505,747)
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (6,137,212)             (54,351)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (3,460,672)             (28,792)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (701,486)              (5,382)
                                                              -------------        -------------
      Total distributions declared to shareholders            $ (11,240,057)       $  (9,420,034)
                                                              -------------        -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                            $  37,668,540        $  47,074,888
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                10,075,611            8,276,937
  Cost of shares reacquired                                     (22,360,041)         (37,251,081)
                                                              -------------        -------------
      Increase in net assets from Fund share transactions     $  25,384,110        $  18,100,744
                                                              -------------        -------------
        Total increase in net assets                          $  24,369,236        $  37,477,749
Net assets:
  At beginning of year                                          215,879,044          178,401,295
                                                              -------------        -------------
  At end of year (including accumulated undistributed
   net investment income of $2,336,632 and $1,027,892,
   respectively)                                              $ 240,248,280        $ 215,879,044
                                                              =============        =============

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                          April 30, 1997             Year Ended
                                                             (Unaudited)       October 31, 1996
-------------------------------------------------------------------------------------------------
                                                                 Class A
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $12.73                 $11.57
                                                                  ------                 ------
Income from investment operations# -
  Net investment income                                           $ 0.14                 $ 0.34
  Net realized and unrealized gain on investments
    and foreign currency transactions                               0.47                   1.46
                                                                  ------                 ------
      Total from investment operations                            $ 0.61                 $ 1.80
                                                                  ------                 ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.30)                $(0.63)
  From net realized gain on investments and
    foreign currency transactions                                  (0.37)                 (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                               --                     --
  From paid-in capital                                              --                     --
                                                                  ------                 ------
      Total distributions declared to shareholders                $(0.67)                $(0.64)
                                                                  ------                 ------
Net asset value - end of period                                   $12.67                 $12.73
                                                                  ======                 ======
Total return(+)                                                    4.87%                 16.06%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.60%+                 1.63%
  Net investment income                                            2.23%+                 2.79%
Portfolio turnover                                                   85%                   167%
Average Commission Rate###                                       $0.0237                $0.0187
Net assets at end of period (000 omitted)                       $138,493               $129,843

  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal  years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                         ---------------------------------------------------------------------------------------
                                            1995         1994             1993             1992            1991            1990*
--------------------------------------------------------------------------------------------------------------------------------
                                         Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period     $10.58       $11.19           $10.21           $ 9.42          $ 8.55          $ 8.50
                                          ------       ------           ------           ------          ------          ------

Income from investment operations# -
  Net investment income                   $ 0.33       $ 0.30           $ 0.28           $ 0.36          $ 0.37          $ 0.08
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions           0.79         0.15             1.42             0.86            0.88           (0.03)
                                          ------       ------           ------           ------          ------          ------
      Total from investment operations    $ 1.12       $ 0.45           $ 1.70           $ 1.22          $ 1.25          $ 0.05
                                          ------       ------           ------           ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income              $(0.08)      $(0.25)          $(0.45)          $(0.26)         $(0.38)         $ --
  From net realized gain on
    investments and foreign
    currency transactions                  (0.05)       (0.33)           (0.27)           (0.17)           --              --
  In excess of net realized gain
    on investments and foreign
    currency transactions                   --          (0.38)            --               --              --              --
  From paid-in-capital                      --          (0.10)            --               --              --              --
                                          ------       ------           ------           ------          ------          ------
      Total distributions declared
        to shareholders                   $(0.13)      $(1.06)          $(0.72)          $(0.43)         $(0.38)         $ --
                                          ------       ------           ------           ------          ------          ------
Net asset value - end of period           $11.57       $10.58           $11.19           $10.21          $ 9.42          $ 8.55
                                          ======       ======           ======           ======          ======          ======
Total return(+)                           10.63%        4.10%           17.78%           13.14%          14.94%           3.76%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                               1.77%        1.76%            1.92%            1.84%           2.18%           1.57%+
  Net investment income                    3.06%        2.81%            2.96%            3.65%           4.05%           3.14%+
Portfolio turnover                          160%         118%             112%              72%            134%              2%
Net assets at end of period
  (000 omitted)                         $110,294      $99,870          $71,262          $44,707         $30,847         $12,510

  *For the period from the commencement of investment operations, September 4, 1990, to October 31, 1990.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included the results would have been lower.

See notes to financial statements

Financial Highlights - continued

--------------------------------------------------------------------------------------------------------------------------------
                                         Six Months Ended                              Year Ended October 31,
                                           April 30, 1997        ---------------------------------------------------------------
                                              (Unaudited)              1996              1995             1994            1993**
--------------------------------------------------------------------------------------------------------------------------------
                                                  Class B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $12.71            $11.52            $10.54           $11.19          $10.84
                                                   ------            ------            ------           ------          ------

Income from investment operations# -
  Net investment income                            $ 0.10            $ 0.25            $ 0.25           $ 0.25          $ 0.06
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                     0.47              1.46              0.77             0.13            0.35
                                                   ------            ------            ------           ------          ------
      Total from investment operations             $ 0.57            $ 1.71            $ 1.02           $ 0.38          $ 0.41
                                                   ------            ------            ------           ------          ------

Less distributions declared to shareholders -
  From net investment income                       $(0.26)           $(0.47)           $(0.03)          $(0.24)         $(0.06)
  In excess of net investment income                 --               (0.04)             --               --              --
  From net realized gain on investments and
    foreign currency transactions                   (0.37)            (0.01)            (0.01)           (0.32)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --                --                --              (0.38)           --
  From paid-in-capital                               --                --                --              (0.09)           --
                                                   ------            ------            ------           ------          ------
      Total distributions declared to
        shareholders                               $(0.63)           $(0.52)           $(0.04)          $(1.03)         $(0.06)
                                                   ------            ------            ------           ------          ------
Net asset value - end of period                    $12.65            $12.71            $11.52           $10.54          $11.19
                                                   ======            ======            ======           ======          ======
Total return                                        4.50%            15.29%             9.75%            3.38%           3.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.27%             2.34%             2.49%            2.49%           2.77%+
  Net investment income                             1.56%             2.07%             2.34%            2.33%           2.15%+
Portfolio turnover                                    85%              167%              160%             118%            112%
Average commission rate###                        $0.0237           $0.0187              --               --              --
Net assets at end of period (000 omitted)         $82,235           $71,788           $57,214          $47,677         $ 4,381

 **For the period from the commencement of offering of Class B shares, September 7, 1993, to October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

----------------------------------------------------------------------------------------------------------
                                                Six Months Ended            Year Ended October 31,
                                                  April 30, 1997      ------------------------------------
                                                     (Unaudited)          1996          1995       1994***
----------------------------------------------------------------------------------------------------------
                                                         Class C
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $12.72        $11.52        $10.53        $11.06
                                                          ------        ------        ------        ------
Income from investment operations# -
  Net investment income                                   $ 0.10        $ 0.26        $ 0.27        $ 0.27
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           0.47          1.46          0.76         (0.29)
                                                          ------        ------        ------        ------
      Total from investment operations                    $ 0.57        $ 1.72        $ 1.03        $(0.02)
                                                          ------        ------        ------        ------

Less distributions declared to shareholders -
  From net investment income                              $(0.27)       $(0.51)       $(0.03)       $(0.12)
  From net realized gain on investments and foreign
    currency transactions                                  (0.37)        (0.01)        (0.01)        (0.16)
  In excess of net realized gain on investments and
    foreign currency transactions                            --            --            --          (0.18)
  From paid-in capital                                       --            --            --          (0.05)
                                                          ------        ------        ------        ------
      Total distributions declared to shareholders        $(0.64)       $(0.52)       $(0.04)       $(0.51)
                                                          ------        ------        ------        ------
  Net asset value - end of period                         $12.65        $12.72        $11.52        $10.53
                                                          ======        ======        ======        ======
Total return                                               4.48%        15.41%         9.84%       (0.15)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.25%         2.27%         2.42%         2.39%+
  Net investment income                                    1.59%         2.14%         2.41%         2.51%+
Portfolio turnover                                           85%          167%          160%          118%
Average commission rate###                               $0.0237        $.0187           --           --
Net assets at end of period (000 omitted)                $17,727       $14,248       $10,894       $10,903

***For the period from the commencement of offering of Class C shares, January 3, 1994, to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                           Period Ended
                                                                         April 30, 1997****
                                                                            (Unaudited)
-------------------------------------------------------------------------------------------
                                                                                Class I
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                           $12.51
                                                                                ------
Income from investment operations# -
  Net investment income                                                         $ 0.07
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                         0.10
                                                                                ------
      Total from investment operations                                          $ 0.17
                                                                                ------
Net asset value - end of period                                                 $12.68
                                                                                ======
Total return                                                                     1.36%++
Ratios (to average net assets)/Supplementa data:
  Expenses##                                                                     1.28%+
  Net investment income                                                          2.58%+
Portfolio turnover                                                                 85%
Average commission rate                                                        $0.0237
Net assets at end of period (000 omitted)                                      $ 1,793

****For the period from the commencement of offering of Class I shares, January 2, 1997, to
    April 30, 1997.
   +Annualized.
  ++Not Annualized.
   #Per share data is based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) BUSINESS AND ORGANIZATION
MFS World Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the- counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets and 5.00% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,774 for the period ended April 30, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,074 for the period ended April 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $26,085 for the period ended April 30, 1997. Fees incurred under the distribution plan during the period ended April 30, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,181 and $8,564 for Class B and Class C shares, respectively, for the period ended April 30, 1997. Fees incurred under the distribution plans during the period ended April 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended April 30, 1997, were $662, $58,444, and $1,613 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                               Purchases                Sales
------------------------------------------------------------------------------
U.S. government securities                    $ 50,529,892        $ 43,261,420
                                              ============        ============
Investments (non-U.S. government securities)  $125,259,978        $138,197,441
                                              ============        ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $205,480,656
                                                                 ============
Gross unrealized appreciation                                    $ 37,564,793
Gross unrealized depreciation                                      (4,437,278)
                                                                 ------------
    Net unrealized appreciation                                  $ 33,127,515
                                                                 ============

(5) SHARES OF BENEFICIAL INTEREST
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                     Period Ended April 30, 1997         Year Ended October 31, 1996
                                     --------------------------------    --------------------------------
                                            Shares             Amount           Shares             Amount
---------------------------------------------------------------------    --------------------------------
Shares sold                              1,307,523       $ 16,631,111        2,084,100       $ 25,150,733
Shares issued to shareholders in
 reinvestment of distributions             499,027          6,272,762          468,643          5,535,276
Shares transferred to Class I             (141,694)        (1,772,591)          --                 --
Shares reacquired                         (931,998)       (11,876,793)      (1,890,835)       (22,849,389)
                                         ---------       ------------        ---------       ------------
    Net increase                           732,858       $  9,254,489          661,908       $  7,836,620
                                         =========       ============        =========       ============

Class B Shares
                                     Period Ended April 30, 1997         Year Ended October 31, 1996
                                     --------------------------------    --------------------------------
                                            Shares             Amount           Shares             Amount
---------------------------------------------------------------------    --------------------------------
Shares sold                              1,136,810       $ 14,465,957        1,371,364       $ 16,563,323
Shares issued to shareholders in
 reinvestment of distributions             255,573          3,215,124          199,482          2,357,194
Shares reacquired                         (539,874)        (6,892,381)        (889,762)       (10,770,246)
                                         ---------       ------------        ---------       ------------
    Net increase                           852,509       $ 10,788,700          681,084       $  8,150,271
                                         =========       ============        =========       ============

Class C Shares
                                     Period Ended April 30, 1997         Year Ended October 31, 1996
                                     --------------------------------    --------------------------------
                                            Shares             Amount           Shares             Amount
---------------------------------------------------------------------    --------------------------------
Shares sold                                369,801       $  4,705,957           442,641      $  5,360,832
Shares issued to shareholders in
 reinvestment of distributions              46,719            587,725           32,507            384,467
Shares reacquired                         (135,735)        (1,721,309)        (300,333)        (3,631,445)
                                         ---------       ------------        ---------       ------------
    Net increase                           280,785       $  3,572,373          174,815       $  2,113,854
                                         =========       ============        =========       ============

Class I Shares
                                     Period Ended April 30, 1997*
                                     --------------------------------
                                            Shares             Amount
---------------------------------------------------------------------
Shares sold                                  7,426       $     92,924
Shares issued to shareholders in
 reinvestment of distributions              --                 --
Shares transferred from Class A            141,694          1,772,591
Shares reacquired                           (7,734)           (96,967)
                                         ---------       ------------
    Net increase                           141,386       $  1,768,548
                                         =========       ============
*For the period from the commencement of offering of Class I shares, January 2, 1997, to April 30, 1997.

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended April 30, 1997, was $983.

(7) FINANCIAL INSTRUMENTS
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 1997, is as follows:

Written Option Transactions
                                           1997 Calls                              1997 Puts
                             -------------------------------------   -------------------------------------
                                 Principal Amounts                       Principal Amounts
                                      of Contracts                            of Contracts
                                     (000 Omitted)        Premiums           (000 Omitted)        Premiums
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Deutsche Marks                            13,293       $  66,179                   --          $   --
  Deutsche Marks/British Pounds             19,522          75,295                   --              --
  Japanese Yen                               --              --                  1,164,000          97,182
Options written -

  Australian Dollars                         2,312          15,615                   --              --
  British Pounds                             --              --                      5,840          44,068
  Deutsche Marks                             --              --                     16,211          27,177
  Deutsche Marks/British Pounds              --              --                     11,646         150,090
  Japanese Yen                           3,179,306         301,321               3,099,000         232,998
  Swiss Francs/Deutsche Marks                7,645          23,201                  16,940         209,145
Options terminated in closing transactions -
  Australian Dollars                        (2,312)        (15,615)                   --              --
  Deutsche Marks                           (13,293)        (66,179)                (16,211)        (27,177)
  Deutsche Marks/British Pounds               --              --                   (11,646)       (150,090)
  Japanese Yen                          (3,179,306)       (301,321)             (2,890,000)       (253,754)
  Swiss Francs/Deutsche Marks                 --              --                   (16,940)       (209,145)
Options expired -
  Deutsche Marks/British Pounds            (19,522)        (75,295)                   --              --
  Swiss Francs/Deutsche Marks               (7,645)        (23,201)                   --              --
                                        ----------       ---------              ----------       ---------
OUTSTANDING, END OF PERIOD                   --          $   --                  1,378,840       $ 120,494
                                        ==========       =========              ==========       =========
OPTIONS OUTSTANDING AT END OF PERIOD
   CONSIST OF -
  British Pounds                             --          $   --                      5,840       $  44,068
  Japanese Yen                               --              --                  1,373,000          76,426
                                        ----------       ---------              ----------       ---------
OUTSTANDING, END OF PERIOD                   --          $   --                  1,378,840       $ 120,494
                                        ==========       =========              ==========       =========


Forward Foreign Currency Exchange Contracts
                                                                                             NET UNREALIZED
                                         CONTRACTS TO                          CONTRACTS       APPRECIATION
              SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Sales                 6/30/97  BEF         91,136,039       $ 2,834,008      $ 2,562,107      $    271,901
                      8/26/97  DEM         24,173,989        14,277,707       14,089,036           188,671
                      8/26/97  ESP        292,588,567         2,012,799        2,008,035             4,764
            5/30/97 - 6/30/97  JPY      3,089,790,218        25,544,622       24,451,313         1,093,309
                      6/30/97  NOK            620,863            92,331           87,588             4,743
                      6/30/97  SEK          1,301,829           185,441          166,361            19,080
                                                            -----------      -----------      ------------
                                                            $44,946,908      $43,364,440      $  1,582,468
                                                            ===========      ===========      ============
Purchases             6/30/97  DEM          5,401,594       $ 3,243,616      $ 3,135,728      $   (107,888)
            6/30/97 - 8/26/97  ESP      1,095,473,861         7,637,502        7,515,380          (122,122)
            6/30/97 - 8/26/97  JPY      3,284,939,414        27,089,415       26,138,276          (951,139)
                      8/26/97  NLG         18,111,302         9,555,600        9,381,999          (173,601)
                      6/30/97  NOK            620,863            96,616           87,588            (9,028)
                                                           ------------     ------------      ------------
                                                            $47,622,749      $46,258,971      $ (1,363,778)
                                                            ===========      ===========      ============

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above amounted to a net payable of $735,824 at April 30, 1997.

At April 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES
The Fund may not invest more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1997, the Fund owned the following restricted securities (constituting 0.50% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers.

                                      DATE OF
DESCRIPTION                         ACQUISITION             SHARES            COST              VALUE
-----------------------------------------------------------------------------------------------------------
Catalana Occidente                                           4,300         $  219,797        $  226,316
Jarvis Hotels PLC                6/21/96 - 9/18/96         390,200          1,034,237           981,606
                                                                                             ----------
                                                                                             $1,207,922
                                                                                             ==========

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD TOTAL RETURN FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President            ASSISTANT SECRETARY
                                                      James R. Bordewick, Jr.*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),            CUSTODIAN
Massachusetts Financial Services Company;             State Street Bank and Trust Company
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                               INVESTOR INFORMATION
                                                      For MFS stock and bond market outlooks, call
Marshall N. Cohan - Private Investor                  toll free: 1-800-637-4458 anytime from a
                                                      touch-tone telephone. For information on MFS
Lawrence H. Cohn, M.D. - Chief of Cardiac             mutual funds, call your financial adviser
Surgery, Brigham and Women's Hospital;                or, for an information kit, call toll free:
Professor of Surgery, Harvard Medical School          1-800-637-2929 any business day from 9 a.m.
                                                      to 5 p.m. Eastern time (or leave a message
The Hon. Sir J. David Gibbons, KBE - Chief            anytime).
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.         INVESTOR SERVICE
                                                      MFS Service Center, Inc.
Abby M. O'Neill - Private Investor;                   P.O. Box 2281
Director, Rockefeller Financial Services,             Boston, MA 02107-9906
Inc. (investment advisers)
                                                      For general information, call toll free:
Walter E. Robb, III - President and                   1-800-225-2606 any business day from
Treasurer, Benchmark Advisors, Inc.                   8 a.m. to 8 p.m. Eastern time.
(corporate financial consultants);
President, Benchmark Consulting Group, Inc.           For service to speech-or hearing-impaired,
(office services); Trustee, Landmark Funds            call toll free: 1-800-637-6576 any business
(mutual funds)                                        day from 9 a.m. to 5 p.m. Eastern time. (To
                                                      use this service, your phone must be
Arnold D. Scott* - Senior Executive Vice              equipped with a Telecommunications Device
President, Director and Secretary,                    for the Deaf.)
Massachusetts Financial Services Company
                                                      For share prices, account balances, and
Jeffrey L. Shames* - President and Director,          exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company              (1-800-637-8255) anytime from a touch-tone
                                                      telephone.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                 WORLD WIDE WEB
specialists)                                          www.mfs.com

Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand                [DALBAR Logo] For the third year in a
Corporation                                                         row, MFS earned a #1
                                                      ranking in the DALBAR, Inc. Broker/
INVESTMENT ADVISER                                    Dealer Survey, Main Office Operations
Massachusetts Financial Services Company              Service Quality Category. The firm
500 Boylston Street                                   achieved a 3.48 overall score on a
Boston, MA 02116-3741                                 scale of 1 to 4 in the 1996 survey.
                                                      A total of 110 firms responded,
DISTRIBUTOR                                           offering input on the quality of
MFS Fund Distributors, Inc.                           service they received from 29 mutual
500 Boylston Street                                   fund companies nationwide. The survey
Boston, MA 02116-3741                                 contained questions about service
                                                      quality in 15 categories, including
PORTFOLIO MANAGER                                     "knowledge of phone service
Frederick J. Simmons*                                 contacts," "accuracy of transaction
                                                      processing," and "overall ease of
TREASURER                                             doing business with the firm."
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

*Affiliated with the Investment Adviser

                                                  ------------
MFS(R) WORLD TOTAL  [DALBAR Logo}                   Bulk Rate
RETURN FUND                                       U.S. Postage
500 Boylston Street                                 P A I D
Boston, MA 02116-3741                                 MFS
                                                  ------------

[MFS logo]
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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MWT-3 6/97 31M  24/224/324/824